Exhibit 99.1

Contact: Lynn Hopkins
EVP/Chief Financial Officer
(657) 255-3282

RBB Bancorp Declares Quarterly Cash Dividend of $0.16 Per Common Share and Provides Update on Impact of Wildfires on Royal Business Bank

LOS ANGELES--(BUSINESS WIRE)--January 16, 2025-- RBB Bancorp (NASDAQ: RBB) and its subsidiaries, Royal Business Bank ("the Bank") and RBB Asset Management Company ("RAM"), collectively referred to herein as "the Company", announced that its Board of Directors has declared a quarterly cash dividend of $0.16 per common share. The dividend is payable on February 12, 2025 to common shareholders of record as of January 31, 2025.

Update on Wildfire Impact to the Company

In response to the catastrophic fires in Los Angeles County, the Bank has partnered with non-profit organizations serving low-to-moderate income communities and donated $30,000 to provide essential supplies to affected families. In addition, the Company is actively reaching out to its team members and customers to perform welfare checks and is providing resources for 24/7 confidential counseling and wellness support. The Company has not experienced any damage to its facilities or properties and its branches have remained open during normal business hours. Also, as of the date of this release, we are not aware of any material impact on our loan portfolio or collateral due to the Southern California wildfires. Six commercial properties with a total balance of approximately $12.5 million and six residential properties with a total balance of $3.4 million are near or in an evacuation area, to our knowledge, and all of such collateral has insurance coverage in place. The situation is still evolving, and we will continue to monitor its status for potential exposure. The Bank remains committed to supporting the communities it serves and is actively reviewing opportunities to make additional contributions towards recovery and the rebuilding.

Corporate Overview

RBB Bancorp is a community-based financial holding company headquartered in Los Angeles, California. As of September 30, 2024, the Company had total assets of $4.0 billion. Its wholly-owned subsidiary, Royal Business Bank, is a full service commercial bank, which provides consumer and business banking services predominantly to the Asian-centric communities in Los Angeles County, Orange County, and Ventura County in California, in Las Vegas, Nevada, in Brooklyn, Queens, and Manhattan in New York, in Edison, New Jersey, in the Chicago neighborhoods of Chinatown and Bridgeport, Illinois, and on Oahu, Hawaii. Bank services include remote deposit, E-banking, mobile banking, commercial and investor real estate loans, business loans and lines of credit, commercial and industrial loans, SBA 7A and 504 loans, 1-4 single family residential loans, trade finance, a full range of depository account products and wealth management services. The Bank has nine branches in Los Angeles County, two branches in Ventura County, one branch in Orange County, California, one branch in Las Vegas, Nevada, three branches and one loan operation center in Brooklyn, three branches in Queens, one branch in Manhattan in New York, one branch in Edison, New Jersey, two branches in Chicago, Illinois, and one branch in Honolulu, Hawaii. The Company's administrative and lending center is located at 1055 Wilshire Blvd., Los Angeles, California 90017, and its finance and operations center is located at 7025 Orangethorpe Ave., Buena Park, California 90621. The Company's website address is www.royalbusinessbankusa.com.

Safe Harbor

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements relating to the Company’s current business plans and expectations and our future financial position and operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures; the potential for additional material weaknesses in the Company’s internal controls over financial reporting or other potential control deficiencies of which the Company is not currently aware or which have not been detected; business and economic conditions generally and in the financial services industry, nationally and within our current and future geographic markets, including the tight labor market, ineffective management of the U.S. federal budget or debt or turbulence or uncertainly in domestic of foreign financial markets; the strength of the United States economy in general and the strength of the local economies in which we conduct operations; adverse developments in the banking industry highlighted by high-profile bank failures and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments; our ability to attract and retain deposits and access other sources of liquidity; possible additional provisions for credit losses and charge-offs; credit risks of lending activities and deterioration in asset or credit quality; extensive laws and regulations and supervision that we are subject to, including potential supervisory action by bank supervisory authorities; increased costs of compliance and other risks associated with changes in regulation, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act; compliance with the Bank Secrecy Act and other money laundering statutes and regulations; potential goodwill impairment; liquidity risk; fluctuations in interest rates; risks associated with acquisitions and the expansion of our business into new markets; inflation and deflation; real estate market conditions and the value of real estate collateral; the effects of having concentrations in our loan portfolio, including commercial real estate and the risks of geographic and industry concentrations; environmental liabilities; our ability to compete with larger competitors; our ability to retain key personnel; successful management of reputational risk; severe weather, natural disasters, earthquakes, fires, such as the recent California wildfires; or other adverse external events could harm our business; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, including the conflicts between Russia and Ukraine, in the Middle East and increasing tensions between China and Taiwan, which could impact business and economic conditions in the United States and abroad; public health crises and pandemics, and their effects on the economic and business environments in which we operate, including our credit quality and business operations, as well as the impact on general economic and financial market conditions; general economic or business conditions in Asia, and other regions where the Bank has operations; failures, interruptions, or security breaches of our information systems; climate change, including any enhanced regulatory, compliance, credit and reputational risks and costs; cybersecurity threats and the cost of defending against them; our ability to adapt our systems to the expanding use of technology in banking; risk management processes and strategies; adverse results in legal proceedings; the impact of regulatory enforcement actions, if any; certain provisions in our charter and bylaws that may affect acquisition of the Company; changes in tax laws and regulations; the impact of governmental efforts to restructure the U.S. financial regulatory system; the impact of future or recent changes in Federal Deposit Insurance Corporation (“FDIC”) insurance assessment rate of the rules and regulations related to the calculation of the FDIC insurance assessment amount; the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the SEC, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters, including Accounting Standards Update 2016-13 (Topic 326, “Measurement of Current Losses on Financial Instruments, commonly referenced as the Current Expected Credit Losses Model, which changed how we estimate credit losses and may further increase the required level of our allowance for credit losses in future periods; market disruption and volatility; fluctuations in the Company’s stock price; restrictions on dividends and other distributions by laws and regulations and by our regulators and our capital structure; issuances of preferred stock; our ability to raise additional capital, if needed, and the potential resulting dilution of interests of holders of our common stock; the soundness of other financial institutions; our ongoing relations with our various federal and state regulators, including the SEC, FDIC, FRB and California Department of Financial Protection and Innovation (“DFPI”); our success at managing the risks involved in the foregoing items and all other factors set forth in the Company’s public reports, including its Annual Report as filed under Form 10-K for the year ended December 31, 2023, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company’s earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ.